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Exhibit (10.2)


                                    AGREEMENT

This Agreement is entered into between Taconic Telephone Corporation of One Taconic Place, Chatham, New York, 12037 (" Taconic") and Pay Phone Limited of P O Box 2711, Liverpool, New York 13089 ("Pay Phone") and is dated June 1, 2000.

                                    RECITALS

1. Taconic locates, leases and provides service to customer-owned or leased currency or credit operated telephones ("COCOT's").

2.       Pay Phone is similarly engaged in the COCOT business.

3. Taconic desires to sell its COCOT business, as defined below, and Pay Phone desires to purchase the COCOT business.

                                      TERMS

4. Taconic hereby sells to Pay Phone its COCOT routes, consisting of 120 COCOTs in certain locations set forth in Exhibit "A", miscellaneous payphones and all associated equipment for the sum of $66,000.00 payable herewith.

5. The COCOT business transferred by Taconic to Pay Phone (herein the "COCOT Business") includes:

              a. The site contracts for the locations listed on the attached, listed in Exhibit "A".

              b.  The specific COCOT's at the location listed in Exhibit "A".

              c.  The COCOT parts and mechanisms as set forth in Exhibit "B".

              d.  The rates, listed in Exhibit "C", that are charged by Taconic.

6. Taconic expressly warrants that it is not selling all or substantially all of its assets.

7. The parties have discussed the monthly service charges for each payphone after the transfer and agree that the charges will be as set forth in Exhibit "C". Those charges include $2.93 for " FLEX-ANI Service" which is required to permit Pay Phone Limited to collect Dial Around Compensation, and Taconic warrants that the service is available and functioning properly.

8. The parties agree that Pay Phone Limited will be changing the long distance carriers in the future, and Taconic Telephone Company does agree to waive all the charges for the initial transfer of each payphone to another carrier which is known as a PIC charge.

9. Taconic expressly warrants that it owes no State or Federal sales and excise taxes that might be a lien on the equipment.

10. PAY PHONE AGREES THAT THE SALE OF ALL EQUIPMENT, SOFTWARE AND INVENTORY IS DONE ON AN " AS IS, WHERE IS" BASIS AND WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

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11.      The parties acknowledge that there may be an occasion to require the other party to sign and/or acknowledge documents in the future and the parties agree to cooperate fully in the preparation and execution of those documents.

12. Unless federal or state regulation or legislation requires Taconic to re-enter the COCOT business, Taconic warrants that it will not for a period of three years (3) from the date of this Agreement, enter the COCOT business in its franchised territory either in its own name or through an investment in another company and/or entity.

13. Taconic and Pay Phone agree that the sale and purchase of COCOT's set forth in Exhibit A, as revenue producing equipment, is not subject to New York State sales or use tax. In the event that any such taxes are due, Pay Phone shall reimburse Taconic for such taxes.

14. Taconic agrees that it will waive installation charges in connection with the COCOTs at the Columbia County Fair and the WinterHawk-Falcon Ridge Festival, June 1st, 2000 thru May 31st,2003.

15. June 1st, Pay Phone will indemnify Taconic from and against any and all claims, liabilities and expenses, including reasonable attorneys' fees, arising out of or in any way connected with Pay Phone's ownership, operation and maintenance of the COCOT Business.

16. This agreement may be amended only by an instrument in writing signed by the parties hereto.


                WHEREFORE THE PARTIES HAVE AFFIXED THEIR SIGNATURES BELOW:

          Pay Phone Limited                         Taconic Telephone  Corp.

           /s/ Craig Burton                         /s/ Ribert D. Gniader
          -----------------------------             --------------------------
          Signature                                 Signature


          Craig Burton                              Robert D. Gniader
          -----------------------------             --------------------------
          Printed name                              Printed name


          President                                 President
          -----------------------------             --------------------------
          Company title                             Company title


          6-29-2000                date             6-29-2000           date
          ---------                                 ---------

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